February 22, 2000


DREYFUS PREMIER EQUITY FUNDS, INC.
Supplement to Statement of Additional Information
Dated February 1, 2000


     Effective March 1, 2000, the following information supersedes and replaces the fourth paragraph contained in the section of the Fund's Statement of Additional Information entitled "How to Buy Shares--Class A or Class T Shares Offered at Net Asset Value."


     Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of the Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.